Exhibit 10.2

ISDA®
International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of February 28, 2007 among:

THE ROYAL BANK OF SCOTLAND PLC. (the "Remaining Party"),
NOVASTAR MORTGAGE, INC. (the "Transferor")

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2007-1 (the "Transferee").

The Remaining Party and the Transferor are parties to a 1992 ISDA Master dated as of July 19, 2006 (the “Old Agreement”). The Remaining Party and the Transferor originally entered into certain transactions (each an "Old Transaction") under the Old Agreement, each evidenced by a Confirmation (an "Old Confirmation") with reference number D16120156, D16120161, D16126990, D16126995, D16139827, D16139828, D16141301, D16155893, D16165622, D16165623 respectively, attached hereto as Exhibit I.

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”).

With effect from and including February [28], 2007 (the "Novation Date") the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a "New Transaction") between them having terms identical to those of each Old Transaction, subject to the same exceptions and as more particularly described below. For the avoidance of doubt, the first transaction period being novated in each Old Transaction is the full period ending on the Fixed Rate Payer Payment Date in March 2007.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: ---

1.	Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the "1992 ISDA Master Agreement") are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, "Excluded Rights and Obligations" means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2.	Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)
subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transactions;

(b)
in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date). For the sake of clarity, all references to Independent Amounts shall be deemed deleted from the Confirmations for each New Transaction;

(c)
each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(d)
on the Novation Date, the Remaining Party shall transfer all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3.	Representations and Warranties.

(a)   On the date of this Novation Agreement:

(i)    Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to "this Agreement" or "any Credit Support Document" being deemed references to this Novation Agreement alone.

(ii)   The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)   Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)    it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)    without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)    Each party represents to each of the other parties: --

(A)    Non-Reliance. Transferor and the Remaining Party is each acting for its own account, and with respect to the Transferee, Deutsche Bank National Trust Company is executing as Trustee for the Transferee. Each has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)    Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)    Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)    The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4. Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5. Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system and subject to the Rating Agency Condition (as defined in the New Agreement).

7.	(a)	Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to "this Agreement" being deemed references to this Novation Agreement alone.

(c) Not Acting in Individual Capacity.

Deutsche Bank National Trust Company is signing this Novation Agreement solely in its capacity as Trustee of the Transferee under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., U.S. Bank National Association, and Deutsche Bank National Trust Company dated as of February 1, 2007 (the "Pooling and Servicing Agreement") and in the exercise of the powers and authority conferred and vested in it thereunder and not in its individual capacity. It is expressly understood and agreed by the parties hereto that (i) each of the representations, undertakings and agreements herein stated to be those of Transferee is made and intended for the purpose of binding only the Transferee, (ii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein stated to be those of Transferee, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iii) under no circumstances shall Deutsche Bank National Trust Company be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Transferee under this Novation Agreement. All persons having any claim against the Trustee reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2007-1 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof.

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation  Agreement.

(d)	Pooling and Servicing Agreement.

Capitalized terms used in this Novation Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(e)
Agency Role of Greenwich Capital Markets, Inc. In connection with this Novation Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of the Remaining Party. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of the Remaining Party under this Agreement.

(f)	Calculation

Promptly after each Reset Date, but in no event later than three New York Business Days prior to each related Distribution Date, the Calculation Agent shall deliver the reset notice in writing via mail or facsimile to the Trustee at the address provided in the notices portion of the New Agreement.

(g)	Account Details

Remaining Party:	The Royal Bank of Scotland
Bank: JPMorgan Chase Bank
ABA No.: 021000021
Account No.: 400930153
Attention: Financial Markets Fixed Income and Interest Rate Derivative Operations, London
SWIFT Code: SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33

Transferee:	Deutsche Bank National Trust Company
ABA # 021001033
Acct # 01419663
Acct Name NYLTD Funds Control - Stars West
Ref: Trust Administration - Novastar 2007-1, Hedge confirm # [_____]

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

THE ROYAL BANK OF SCOTLAND PLC	NOVASTAR MORTGAGE, INC.

By: Greenwich Capital Markets, Inc., its agent

By: /s/ Deborah Pfeifer	By: /s/ David L. Farris
Name: Deborah Pfeifer	Name: David L. Farris
Title: Vice President	Title: Vice President

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2007-1

By: Deutsche Bank National Trust Company, as Trustee under the Pooling and Servicing Agreement, acting not in its individual capacity, but solely in its capacity as Trustee to NovaStar Mortgage Supplemental Interest Trust, Series 2007-1

By:  /s/ Karlene Benvenuto
Name: Karlene Benvenuto
Title: Authorized Signer

Exhibit I

[Old Hedge Confirmations attached behind this page]

Attn Martin O 12 pages
203-618-2580

Our Reference:D16120156

SW 234

RBS

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

02 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16120156
Re: USD 40,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows.

RBS

1/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120156

SW 234

Notional Amount	USD 40,000,000.00
Trade Date	01 November 2006 (time of trade is available upon request)
Effective Date	27 November 2006
Termination Date	25 May 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including 25 April 2009, and the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	4.911 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

2/6

NLS

Our Reference:D16120156

SW 234

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD–LIBOR–BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

__Account Details__

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

3/6

MS

Our Reference:D16120156

SW 234

Offices

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):-

(a) *Non-Reliance*. It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties*. The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone +44 (0)20 7085 0730

B885

4/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120156

SW 234

Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526
E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

RBS

5/6

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120156

SW 234

Re: USD 40,000,000.00 Interest Rate Swap Our Ref: D16120156

We acknowledge receipt of your document dated 02 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 27 November 2006 and a Termination Date of 25 May 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:
Name: David K. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 234

SERSS

6/6

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120161

SW 235

RBS

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

02 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16120161
Re: USD 40,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

RBS

1/6

The Royal Bank of Scotland plc is registered in Scotland No. 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120161

SW 235

Notional Amount	USD 40,000,000.00 ✓
Trade Date	01 November 2006 (time of trade is available upon request) ✓
Effective Date	27 November 2006 ✓
Termination Date	25 November 2009, subject to adjustment in accordance with the Modified Following Business Day Convention ✓

<u>Fixed Amounts</u>

Fixed Rate Payer	Novastar Mortgage Inc ✓
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including 25 October 2009, and the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates ✓
Fixed Rate	4.9035 pct ✓
Fixed Rate Day Count Fraction	30/360 ✓
Business Days for Fixed Amounts	New York ✓

<u>Floating Amounts</u>

Floating Rate Payer	The Royal Bank of Scotland plc ✓

6985

2/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120161

SW 235

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

RBS

3/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120161

SW 235

Offices

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance*. It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties*. The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone +44 (0)20 7085 0730

RBS

4/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16120161

SW 235

Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526
E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No. 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

D085

5/6

NLS

Our Reference:D16120161

SW 235

Re: USD 40,000,000.00 Interest Rate Swap Our Ref: D16120161

We acknowledge receipt of your document dated 02 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 27 November 2006 and a Termination Date of 25 November 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:
Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 235

RBS

6/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

CMS

Attn Martin O. 203-618-2580

Our Reference:D16126990

SW236

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

10 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16126990
Re: USD 110,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16126990

SW 236

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 110,000,000.00 ✓
Trade Date	10 November 2006 (time of trade is available upon request) ✓
Effective Date	27 November 2006 ✓
Termination Date	25 May 2008, subject to adjustment in accordance with the Modified Following Business Day Convention ✓

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc ✓
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates ✓
Fixed Rate	5.092 pct ✓
Fixed Rate Day Count Fraction	30/360 ✓
Business Days for Fixed Amounts	New York ✓

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc ✓
Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including the Termination Date, subject to adjustment in ✓

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

3/7

NLS

Our Reference:D16126990

	accordance with the Modified Following Business Day Convention
Floating Rate Option	USD–LIBOR–BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

Offices

RBS

4/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

Our Reference:D16126990

SW 236

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):-

(a) *Non-Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730
Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16126990

SW 236

E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

RBS

6/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

(NLS)

Our Reference:D16126990

SW236

Re: USD 110,000,000.00 Interest Rate Swap Our Ref: D16126990

We acknowledge receipt of your document dated 10 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 27 November 2006 and a Termination Date of 25 May 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory
For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed: [signature]
Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW236

RBS

7/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16126995

SW237

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

10 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16126995
Re: USD 55,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

1/6

(NLS)

Our Reference:D16126995

SW257

Notional Amount	USD 55,000,000.00
Trade Date	10 November 2006 (time of trade is available upon request)
Effective Date	27 November 2006
Termination Date	25 May 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including 25 April 2009, and the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	4.982 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

2/6

NLS

Our Reference:D16126995

SW 23-7

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 December 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

3/6

NLS

Our Reference:D16126995

SW237

Offices

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance*. It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties*. The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone +44 (0)20 7085 0730

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

8285

4/6

NCS

Our Reference:D16126995

SW 237

Fax +44 (0)20 7085 6724
+44 (0)20 7085 4526
E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

RBS

5/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16126995

SW 237

Re: USD 55,000,000.00 Interest Rate Swap Our Ref: D16126995

We acknowledge receipt of your document dated 10 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 27 November 2006 and a Termination Date of 25 May 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:
Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 237

RBS

6/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

(NLS)

Attn Martin O 12 pages
203-618-2580

Our Reference:D16139827

SW 240

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

30 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16139827
Re: USD 80,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139827

SW240

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 80,000,000.00
Trade Date	30 November 2006 (time of trade is available upon request)
Effective Date	26 December 2006
Termination Date	25 December 2008, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	4.8975 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc
Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

3/7

NLS

Our Reference:D16139827

	the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Sw240

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

Offices

RBS

4/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139827

The Office of The Royal Bank of Scotland plc for the Swap Transaction is London

SW240

The Office of Novastar Mortgage Inc for the Swap Transaction is Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):-

(a) *Non-Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730
Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139827

E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

SW240

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

6/7

NLS

Our Reference:D16139827

Re: USD 80,000,000.00 Interest Rate Swap Our Ref: D16139827

We acknowledge receipt of your document dated 30 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 26 December 2006 and a Termination Date of 25 December 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory
For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed: David L. Farris

Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW240

RBS

7/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139828

SW 241

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

30 November 2006

Novastar Mortgage Inc
Kansas City
Attn: DAVE FARRIS

Dear Sirs,

Our Reference: D16139828
Re: USD 20,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLC

Our Reference:D16139828

SW 241

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 20,000,000.00 ✓
Trade Date	30 November 2006 (time of trade is available upon request) ✓
Effective Date	26 December 2006 ✓
Termination Date	25 December 2009, subject to adjustment in accordance with the Modified Following Business Day Convention ✓

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc ✓
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates ✓
Fixed Rate	4.831 pct ✓
Fixed Rate Day Count Fraction	30/360 ✓
Business Days for Fixed Amounts	New York ✓

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc ✓
Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with ✓

RBS

3/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139828

	the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

SW241

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

Offices

RBS

4/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139828

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

SW 241

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730
Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB.

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139828

E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

SW241

RBS

6/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16139828

Re: USD 20,000,000.00 Interest Rate Swap Our Ref: D16139828

We acknowledge receipt of your document dated 30 November 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 26 December 2006 and a Termination Date of 25 December 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

GKaye

Name: Gaynor Kaye
Title: Authorised Signatory
For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:

Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 241

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

7/7

Our Reference:D16141301

RBS
The Royal Bank of Scotland

SW 243

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

23 January 2007

Novastar Mortgage Inc
Kansas City
Attn: Dave Farris

Dear Sirs,

AMENDMENT
This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: D16141301
Re: USD 40,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16141301

SW 243

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 40,000,000.00
Trade Date	01 December 2006 (time of trade is available upon request)
Effective Date	26 December 2006
Termination Date	25 December 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	4.72 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc
Floating Rate Payer Payment Dates	

RBS

3/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16141301

SW243

	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

RBS

4/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NWS

Our Reference:D16141301

SW 243

Offices

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16141301

SW 243

Telephone	+1 212 618 2525
Fax	+44 (0)20 7085 6724
E-mail	gcmderivatives@gcm.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

RBS

6/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16141301

SW 243

Re: USD 40,000,000.00 Interest Rate Swap Our Ref: D16141301

We acknowledge receipt of your document dated 23 January 2007 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 26 December 2006 and a Termination Date of 25 December 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

Name: Gaynor Kaye
Title: Authorised Signatory
For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:

Name: David L. Farris

Title: V.P.

Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW243

RBS

7/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Attn Martin O 6 pages

Our Reference:D16155893 203-618-2580

SW 244

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

26 December 2006

Novastar Mortgage Inc ✓
Kansas City
Attn: Dave Farris

Dear Sirs,

Our Reference: D16155893
Re: USD 160,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16155893

SW 244

Notional Amount	USD 160,000,000.00
Trade Date	15 December 2006 (time of trade is available upon request)
Effective Date	26 December 2006
Termination Date	25 June 2008, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including 25 May 2008, and the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	5.01875 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

RBS

3/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

(NLS)

Our Reference:D16155893

SW 244

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 January 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

4/7

NLS

Our Reference:D16155893

SW 244

Offices

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone +44 (0)20 7085 0730

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16155893

SW 244

Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526
E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

RBS

6/7

The Royal Bank of Scotland plc is registered in Scotland No. 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

(NLS)

Our Reference:D16155893

Re: USD 160,000,000.00 Interest Rate Swap Our Ref: D16155893

We acknowledge receipt of your document dated 26 December 2006 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 26 December 2006 and a Termination Date of 25 June 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

[signature]

Name: Gaynor Kaye
Title: Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed: [signature]
Name: David K. Ferris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 244

RBS

7/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

~~Fax~~ 203-618-2579 12 pages

Our Reference:D16165622

Attn Martin O.

SW 249

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

03 January 2007

Novastar Mortgage Inc ✓
Kansas City
Attn: Dave Farris

Dear Sirs,

Our Reference: D16165622
Re: USD 40,000,000.00 Interest Rate Swap ✓

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

2/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS 1/11/07

Our Reference:D16165622

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

SCW 249

Notional Amount	USD 40,000,000.00
Trade Date	03 January 2007 (time of trade is available upon request)
Effective Date	25 January 2007
Termination Date	25 July 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

<u>Fixed Amounts</u>

Fixed Rate Payer	Novastar Mortgage Inc
Fixed Rate Payer Payment Dates	The 25th day of each month, commencing 25 February 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates
Fixed Rate	4.984 pct
Fixed Rate Day Count Fraction	30/360
Business Days for Fixed Amounts	New York

<u>Floating Amounts</u>

Floating Rate Payer	The Royal Bank of Scotland plc
Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 February 2007 to and including the Termination Date, subject to adjustment in

RBS

3/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

MLS

Our Reference:D16165622

	accordance with the Modified Following Business Day Convention
Floating Rate Option	USD–LIBOR–BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

SW249

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to this Swap Transaction, please advise.

Offices

RBS

4/7

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16165622

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

SW249

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730
Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526

RBS

5/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16165622

E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

SW249

RBS

6/7

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16165622

Re: USD 40,000,000.00 Interest Rate Swap Our Ref: D16165622

We acknowledge receipt of your document dated 03 January 2007 with respect to the above-referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 January 2007 and a Termination Date of 25 July 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

[signature]

Name: Gaynor Kaye
Title: Authorised Signatory
For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed: [signature]

Name: David L. Farris

Title: V.P.

Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW249

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

7/7

NLS

Our Reference:D16165623

SW 250

RBS
The Royal Bank of Scotland

Global Banking & Markets
280 Bishopsgate
London EC2M 4RB

09 January 2007

Novastar Mortgage Inc
Kansas City
Attn: Dave Farris

Dear Sirs,

AMENDMENT

This Confirmation supersedes and replaces any previous communication received from ourselves in relation to the below referenced transaction

Our Reference: D16165623
Re: USD 40,000,000.00 Interest Rate Swap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the "Agreement"), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

RBS

1/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS 1/11/07

Our Reference:D16165623

SW250

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 40,000,000.00 ✓
Trade Date	03 January 2007 (time of trade is available upon request) ✓
Effective Date	25 January 2007 ✓
Termination Date	25 January 2010, subject to adjustment in accordance with the Modified Following Business Day Convention ✓

<u>Fixed Amounts</u>

Fixed Rate Payer	Novastar Mortgage Inc ✓
Fixed Rate Payer Payment Dates	**The 25th day of each month, commencing 25 February 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates** ✓
Fixed Rate	4.96375 pct ✓
Fixed Rate Day Count Fraction	30/360 ✓
Business Days for Fixed Amounts	New York ✓

<u>Floating Amounts</u>

RBS

2/6

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

(NLS)

Our Reference:D16165623

SW 250

Floating Rate Payer	The Royal Bank of Scotland plc
Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 February 2007 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention
Floating Rate Option	USD-LIBOR-BBA
Designated Maturity	1 month
Spread	None
Floating Rate Day Count Fraction	Actual/360
Compounding	Inapplicable
Reset Dates	The first day of each Calculation Period
Business Days for Floating Amounts	New York
Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions
Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Swap Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Swap Transaction. If these are not currently held by ourselves or are not relevant to

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

RBS

3/6

NLS

Our Reference:D16165623

this Swap Transaction, please advise.

SW250

<u>Offices</u>

The Office of The Royal Bank of Scotland plc for the Swap Transaction is	London
The Office of Novastar Mortgage Inc for the Swap Transaction is	Kansas City

Each party represents to the other party on the Trade Date of this Swap Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap Transaction):–

(a) *Non–Reliance.* It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this Swap Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(c) *Status of Parties.* The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone +44 (0)20 7085 0730

RBS

4/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB
A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority
Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16165623

Fax	+44 (0)20 7085 6724
	+44 (0)20 7085 4526
E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

SW250

The Royal Bank of Scotland plc is registered in Scotland No 90312

RBS

5/6

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

NLS

Our Reference:D16165623

Re: USD 40,000,000.00 Interest Rate Swap Our Ref: D16165623

We acknowledge receipt of your document dated 03 January 2007 with respect to the above–referenced Swap Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 January 2007 and a Termination Date of 25 January 2010, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

Name: Gaynor Kaye
Title: Authorised Signatory

For and on Behalf of
The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:
Name: David L. Farris
Title: V.P.
Novastar Mortgage Inc
Kansas City

Counterparty Deal Reference: SW 250

RBS

6/6

The Royal Bank of Scotland plc is registered in Scotland No 90312
Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

Exhibit II

[Form of New Agreement attached behind this page]